                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 2, 2004
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                               Elecsys Corporation
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             (Exact name of registrant as specified in its charter)

 KANSAS                            0-22760                      48-1099142
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(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

    15301 W. 99th Street  Lenexa, Kansas                            66219
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (913) 647-0158
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1              Press Release dated June 2, 2004.

Item 12.  Results of Operations and Financial Condition.

         On June 2, 2004 the Company issued a press release announcing the purchase from KCEP Ventures II, L.P. ("KCEP") by the Company's management team of all of common stock and the subordinated debenture held by KCEP, and the resignation of David J. Schulte from the Board of Directors of the Company. A copy of the press release is furnished under Item 12 of this Form 8-K as Exhibit
99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 2, 2004
                                     ELECSYS CORPORATION

                                     By:  /s/ Karl B. Gemperli
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                                          Karl B. Gemperli
                                          President and Chief Executive Officer